Exhibit 99.1
APPLIED MATERIALS ANNOUNCES SECOND QUARTER 2016 RESULTS

•	Applied reports EPS of $0.29; non-GAAP EPS of $0.34 at high end of guidance range

•	Generates $3.5 billion in new orders, highest in 15 years

•	Returns $1 billion to shareholders through dividends and share repurchases

•	Expects record earnings per share in the third quarter of 2016

SANTA CLARA, Calif., May 19, 2016 - Applied Materials, Inc. (NASDAQ:AMAT) today reported results for its second quarter ended May 1, 2016.
Second quarter orders were $3.45 billion, up 52 percent sequentially and up 37 percent year over year. Backlog increased to $4.17 billion. Net sales of $2.45 billion were up 9 percent sequentially, flat year over year, and near the high end of guidance.
The company recorded gross margin of 41.0 percent, operating margin of 17.3 percent, and net income of $320 million or $0.29 per diluted share. On a non-GAAP adjusted basis, the company reported second quarter gross margin of 42.7 percent, operating margin of 19.2 percent, and net income of $376 million or $0.34 per diluted share.
The company generated $481 million in cash from operations during the second quarter, paid dividends of $113 million and used $900 million to repurchase 45 million shares of common stock.
“In our second quarter we booked our highest orders in 15 years and we expect to deliver record earnings in fiscal 2016,” said Gary Dickerson, president and CEO. “We are making significant progress with our strategy in semiconductor, display and service, and have a great pipeline of differentiated products that will fuel future growth.”
Quarterly Results Summary

				Change
	Q2 FY2016	Q1 FY2016	Q2 FY2015	Q2 FY2016 vs. Q1 FY2016	Q2 FY2016 vs. Q2 FY2015
	(In millions, except per share amounts and percentages)
New orders	$3,451	$2,275	$2,515	52%	37%
Net sales	$2,450	$2,257	$2,442	9%	—%
Gross margin	41.0%	40.6%	41.6%	0.4 points	(0.6) points
Operating margin	17.3%	15.7%	17.0%	1.6 points	0.3 points
Net income	$320	$286	$364	12%	(12%)
Diluted earnings per share (EPS)	$0.29	$0.25	$0.29	16%	—%

Applied Materials, Inc.

				Change
Non-GAAP Adjusted Results	Q2 FY2016	Q1 FY2016	Q2 FY2015	Q2 FY2016 vs. Q1 FY2016	Q2 FY2016 vs. Q2 FY2015
	(In millions, except per share amounts and percentages)
Non-GAAP adjusted gross margin	42.7%	42.4%	43.2%	0.3 points	(0.5) points
Non-GAAP adjusted operating margin	19.2%	17.8%	19.5%	1.4 points	(0.3) points
Non-GAAP adjusted net income	$376	$302	$362	25%	4%
Non-GAAP adjusted diluted EPS	$0.34	$0.26	$0.29	31%	17%
Applied's non-GAAP adjusted results exclude the impact of the following, where applicable: certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; and certain discrete adjustments and tax items. A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.
Business Outlook
In the third quarter of fiscal 2016, Applied expects net sales to be up 14 percent to 18 percent sequentially. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.46 to $0.50.
This outlook excludes known charges related to completed acquisitions of $0.04 per share and does not exclude other non-GAAP adjustments that may arise subsequent to this release.
Second Quarter Reportable Segment Information

Silicon Systems	Q2 FY2016	Q1 FY2016	Q2 FY2015

	(In millions, except percentages)
New orders	$1,966	$1,275	$1,704
Foundry	23%	38%	36%
DRAM	17%	29%	31%
Flash	49%	22%	21%
Logic and other	11%	11%	12%
Net sales	1,587	1,373	1,560
Operating income	364	265	374
Operating margin	22.9%	19.3%	24.0%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$410	$312	$418
Non-GAAP adjusted operating margin	25.8%	22.7%	26.8%

Applied Materials, Inc.

Applied Global Services	Q2 FY2016	Q1 FY2016	Q2 FY2015

	(In millions, except percentages)
New orders	$677	$773	$641
Net sales	648	626	646
Operating income	171	156	170
Operating margin	26.4%	24.9%	26.3%

Display	Q2 FY2016	Q1 FY2016	Q2 FY2015

	(In millions, except percentages)
New orders	$700	$183	$120
Net sales	167	213	163
Operating income	29	38	40
Operating margin	17.4%	17.8%	24.5%

Energy and Environmental Solutions	Q2 FY2016	Q1 FY2016	Q2 FY2015

	(In millions, except percentages)
New orders	$108	$44	$50
Net sales	48	45	73
Operating income (loss)	—	6	(5)
Operating margin	—%	13.3%	(6.8)%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income (loss)	$(1)	$4	$(4)
Non-GAAP adjusted operating margin	(2.1)%	8.9%	(5.5)%
Backlog Information
Applied's backlog increased 34 percent to $4.17 billion and included positive adjustments of $58 million, primarily consisting of favorable foreign currency impact. Backlog composition by reportable segment was as follows:

Silicon Systems	49%
Applied Global Services	23%
Display	25%
Energy and Environmental Solutions	3%

Applied Materials, Inc.

Use of Non-GAAP Adjusted Financial Measures
Management uses non-GAAP adjusted results to evaluate the company’s operating and financial performance in light of business objectives and for planning purposes. These measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Applied believes these measures enhance investors’ ability to review the company’s business from the same perspective as the company’s management and facilitate comparisons of this period’s results with prior periods. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.
Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, technology transitions, our financial performance and market share positions, our earnings expectations, our business outlook for the third quarter of fiscal 2016, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Kevin Winston (editorial/media) 408.235.4498
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended			Six Months Ended
(In millions, except per share amounts)	May 1, 2016	January 31, 2016	April 26, 2015	May 1, 2016	April 26, 2015
Net sales	$2,450	$2,257	$2,442	$4,707	$4,801
Cost of products sold	1,446	1,341	1,426	2,787	2,826
Gross profit	1,004	916	1,016	1,920	1,975
Operating expenses:
Research, development and engineering	386	374	365	760	716
Marketing and selling	102	106	109	208	220
General and administrative	91	82	140	173	257
Gain on derivatives associated with terminated business combination	—	—	(14)	—	(92)
Total operating expenses	579	562	600	1,141	1,101
Income from operations	425	354	416	779	874
Interest expense	37	42	24	79	47
Interest income and other income (loss), net	7	2	(3)	9	(1)
Income before income taxes	395	314	389	709	826
Provision for income taxes	75	28	25	103	114
Net income	$320	$286	$364	$606	$712
Earnings per share:
Basic	$0.29	$0.25	$0.30	$0.54	$0.58
Diluted	$0.29	$0.25	$0.29	$0.53	$0.57
Weighted average number of shares:
Basic	1,113	1,146	1,230	1,130	1,227
Diluted	1,119	1,154	1,241	1,137	1,241

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	May 1, 2016	January 31, 2016	October 25, 2015
ASSETS
Current assets:
Cash and cash equivalents	$2,470	$2,962	$4,797
Short-term investments	170	154	168
Accounts receivable, net	1,913	1,625	1,739
Inventories	1,924	1,835	1,833
Other current assets	251	334	724
Total current assets	6,728	6,910	9,261
Long-term investments	934	996	946
Property, plant and equipment, net	904	908	892
Goodwill	3,304	3,302	3,302
Purchased technology and other intangible assets, net	668	714	762
Deferred income taxes and other assets	537	496	145
Total assets	$13,075	$13,326	$15,308
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$—	$—	$1,200
Accounts payable and accrued expenses	1,630	1,457	1,833
Customer deposits and deferred revenue	981	850	765
Total current liabilities	2,611	2,307	3,798
Long-term debt	3,343	3,343	3,342
Other liabilities	556	508	555
Total liabilities	6,510	6,158	7,695
Total stockholders’ equity	6,565	7,168	7,613
Total liabilities and stockholders’ equity	$13,075	$13,326	$15,308

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended			Six Months Ended
	May 1, 2016	January 31, 2016	April 26, 2015	May 1, 2016	April 26, 2015
Cash flows from operating activities:
Net income	$320	$286	$364	$606	$712
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	96	96	90	192	182
Share-based compensation	48	54	47	102	95
Excess tax benefits from share-based compensation	(3)	(10)	(12)	(13)	(51)
Deferred income taxes	(22)	15	(21)	(7)	7
Other	5	10	13	15	21
Net change in operating assets and liabilities	37	(244)	(183)	(207)	(608)
Cash provided by operating activities	481	207	298	688	358
Cash flows from investing activities:
Capital expenditures	(47)	(68)	(64)	(115)	(113)
Cash paid for acquisitions, net of cash acquired	(8)	—	—	(8)	—
Proceeds from sales and maturities of investments	232	241	177	473	317
Purchases of investments	(182)	(282)	(203)	(464)	(344)
Cash used in investing activities	(5)	(109)	(90)	(114)	(140)
Cash flows from financing activities:
Debt repayments	—	(1,205)	—	(1,205)	—
Proceeds from common stock issuances and others	42	2	42	44	42
Common stock repurchases	(900)	(625)	—	(1,525)	—
Excess tax benefits from share-based compensation	3	10	12	13	51
Payments of dividends to stockholders	(113)	(115)	(123)	(228)	(245)
Cash used in financing activities	(968)	(1,933)	(69)	(2,901)	(152)
Effect of exchange rate changes on cash and cash equivalents	—	—	(1)	—	(1)
Increase (decrease) in cash and cash equivalents	(492)	(1,835)	138	(2,327)	65
Cash and cash equivalents — beginning of period	2,962	4,797	2,929	4,797	3,002
Cash and cash equivalents — end of period	$2,470	$2,962	$3,067	$2,470	$3,067
Supplemental cash flow information:
Cash payments for income taxes	$51	$44	$118	$95	$207
Cash refunds from income taxes	$98	$5	$2	$103	$5
Cash payments for interest	$42	$34	$7	$76	$46

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate Unallocated Expenses

(In millions)	Q2 FY2016	Q1 FY2016	Q2 FY2015
Share-based compensation	$48	$54	$47
Certain items associated with terminated business combination	—	—	29
Gain on derivatives associated with terminated business combination, net	—	—	(14)
Other unallocated expenses	91	57	101
Total corporate	$139	$111	$163
Additional Information

	Q2 FY2016		Q1 FY2016		Q2 FY2015
New Orders and Net Sales by Geography
(In $ millions)	New Orders	Net Sales	New Orders	Net Sales	New Orders	Net Sales
United States	386	272	369	293	368	472
% of Total	11%	11%	16%	13%	15%	19%
Europe	194	97	156	138	131	169
% of Total	6%	4%	7%	6%	5%	7%
Japan	339	260	109	334	365	274
% of Total	10%	10%	5%	15%	15%	11%
Korea	792	506	373	273	607	536
% of Total	23%	21%	17%	12%	24%	22%
Taiwan	445	311	534	637	589	461
% of Total	13%	13%	23%	28%	23%	19%
Southeast Asia	392	252	232	87	103	96
% of Total	11%	10%	10%	4%	4%	4%
China	903	752	502	495	352	434
% of Total	26%	31%	22%	22%	14%	18%

Employees (In thousands)
Regular Full Time	14.8		14.6		14.3

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Six Months Ended
(In millions, except percentages)	May 1, 2016	January 31, 2016	April 26, 2015	May 1, 2016	April 26, 2015
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,004	$916	$1,016	$1,920	$1,975
Certain items associated with acquisitions[1]	41	42	39	83	79
Reversals related to restructuring, net[4]	—	(1)	—	(1)	—
Non-GAAP adjusted gross profit	$1,045	$957	$1,055	$2,002	$2,054
Non-GAAP adjusted gross margin	42.7%	42.4%	43.2%	42.5%	42.8%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$425	$354	$416	$779	$874
Certain items associated with acquisitions[1]	46	48	45	94	91
Acquisition integration costs	—	—	—	—	1
Gain on derivatives associated with terminated business combination, net	—	—	(14)	—	(92)
Certain items associated with terminated business combination[2]	—	—	29	—	49
Reversals related to restructuring, net[3,4]	(1)	(1)	—	(2)	—
Non-GAAP adjusted operating income	$470	$401	$476	$871	$923
Non-GAAP adjusted operating margin	19.2%	17.8%	19.5%	18.5%	19.2%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis[5]	$320	$286	$364	$606	$712
Certain items associated with acquisitions[1]	46	48	45	94	91
Acquisition integration costs	—	—	—	—	1
Gain on derivatives associated with terminated business combination, net	—	—	(14)	—	(92)
Certain items associated with terminated business combination[2]	—	—	29	—	49
Reversals related to restructuring, net[3,4]	(1)	(1)	—	(2)	—
Impairment (gain on sale) of strategic investments, net	(1)	(2)	6	(3)	7
Loss on early extinguishment of debt	—	5	—	5	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[5]	16	(29)	(54)	(13)	(71)
Income tax effect of non-GAAP adjustments	(4)	(5)	(14)	(9)	3
Non-GAAP adjusted net income	$376	$302	$362	$678	$700

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	These items are incremental charges related to the terminated business combination agreement with Tokyo Electron Limited, consisting of acquisition-related and integration planning costs.

3	Results for the three months ended May 1, 2016 included a $1 million favorable adjustment of employee-related costs associated with the cost reductions in the solar business.

4
Results for the three months ended January 31, 2016 included a $1 million benefit from sales of solar equipment tools for which inventory had been previously reserved related to the cost reductions in the solar business.

5
Amounts for three and six months ended April 26, 2015 included an adjustment to decrease the provision for income taxes by $39 million and $35 million, respectively, with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Six Months Ended
(In millions, except per share amounts)	May 1, 2016	January 31, 2016	April 26, 2015	May 1, 2016	April 26, 2015
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis[1]	$0.29	$0.25	$0.29	$0.53	$0.57
Certain items associated with acquisitions	0.04	0.04	0.03	0.08	0.07
Certain items associated with terminated business combination	—	—	0.02	—	0.03
Gain on derivatives associated with terminated business combination, net	—	—	(0.01)	—	(0.05)
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[1]	0.01	(0.03)	(0.04)	(0.01)	(0.06)
Non-GAAP adjusted earnings per diluted share	$0.34	$0.26	$0.29	$0.60	$0.56
Weighted average number of diluted shares	1,119	1,154	1,241	1,137	1,241

1
Amounts for three and six months ended April 26, 2015 included an adjustment to decrease the provision for income taxes by $39 million and $35 million, respectively, with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Six Months Ended
(In millions, except percentages)	May 1, 2016	January 31, 2016	April 26, 2015	May 1, 2016	April 26, 2015
Silicon Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$364	$265	$374	$629	$681
Certain items associated with acquisitions[1]	46	47	44	93	87
Non-GAAP adjusted operating income	$410	$312	$418	$722	$768
Non-GAAP adjusted operating margin	25.8%	22.7%	26.8%	24.4%	25.5%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$171	$156	$170	$327	$323
Certain items associated with acquisitions[1]	—	—	—	—	1
Non-GAAP adjusted operating income	$171	$156	$170	$327	$324
Non-GAAP adjusted operating margin	26.4%	24.9%	26.3%	25.7%	26.4%
Display Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$29	$38	$40	$67	$112
Certain items associated with acquisitions[1]	—	—	—	—	1
Non-GAAP adjusted operating income	$29	$38	$40	$67	$113
Non-GAAP adjusted operating margin	17.4%	17.8%	24.5%	17.6%	25.8%
EES Non-GAAP Adjusted Operating Income (Loss)
Reported operating income (loss) - GAAP basis	$—	$6	$(5)	$6	$(9)
Certain items associated with acquisitions[1]	—	1	1	1	2
Reversals related to restructuring, net[2]	(1)	(3)	—	(4)	—
Non-GAAP adjusted operating income (loss)	$(1)	$4	$(4)	$3	$(7)
Non-GAAP adjusted operating margin	(2.1)%	8.9%	(5.5)%	3.2%	(5.5)%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2
Results for the three months ended May 1, 2016 and January 31, 2016 and six months ended May 1, 2016 primarily included favorable adjustments of employee-related costs associated with the cost reductions in the solar business.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED OPERATING EXPENSES

	Three Months Ended
(In millions)	May 1, 2016	January 31, 2016

Operating expenses - GAAP basis	$579	$562
Reversals related to restructuring, net	1	—
Certain items associated with acquisitions	(5)	(6)
Non-GAAP adjusted operating expenses	$575	$556

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	May 1, 2016

Provision for income taxes - GAAP basis (a)	$75
Reinstatement of federal R&D tax credit, resolutions of prior years’ income tax filings and other tax items	(16)
Income tax effect of non-GAAP adjustments	4
Non-GAAP adjusted provision for income taxes (b)	$63

Income before income taxes - GAAP basis (c)	$395
Certain items associated with acquisitions	46
Reversals related to restructuring, net	(1)
Gain on sale of strategic investments, net	(1)
Non-GAAP adjusted income before income taxes (d)	$439

Effective income tax rate - GAAP basis (a/c)	19.0%

Non-GAAP adjusted effective income tax rate (b/d)	14.4%